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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 28, 2003


                             SMARTSERV ONLINE, INC.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                               0-28008                                13-3750708
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
    (State or Other Jurisdiction                   (Commission                             (IRS Employer
          of Incorporation)                         File No.)                           Identification No.)


Metro Center, One Station Place, Stamford, Connecticut            06902
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (203) 353-5950


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On August 28, 2003, SmartServ Online, Inc. (the "Company") issued a press release announcing the appointment of L. Scott Perry as Chairman and Robert Pons as a Director and interim Chief Executive Officer to fill the vacancies caused by the resignation of Sebastian E. Cassetta as Chairman, Chief Executive Officer and Director of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits
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           99.1                Press Release dated August 28, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2003

                           SmartServ Online, Inc.



                           By: /s/ Thomas W. Haller
                               -------------------------------------------------
                               Name: Thomas W. Haller
                               Title: Senior Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX

                  EXHIBIT NO.         DESCRIPTION
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                  99.1                Press Release dated August 28, 2003